Deposits	9 Months Ended
Dec. 31, 2025
Deposit Assets [Abstract]
Deposits [Text Block]

8. Deposits

Deposits relate mainly to required amounts on account with electricity providers in Sweden and Paraguay, and deposits for equipment purchases, consisting of:

Description	December 31, 2025	March 31, 2025

Utility energy deposits*	$34,165	$8,371
Equipment deposits	22,392	78,647
Import duty deposits and other	1,874	-
Bell Canada**	8,196	-
Deposits, gross	66,627	87,018

Equipment deposit provision, opening and closing	(12,131)	(12,131)
Deposits, net	$54,496	$74,887

The Company is exposed to counterparty risk through the advances made for certain mining equipment (“Deposits”) it places with its suppliers in order to secure orders over a set delivery schedule. The risk of a supplier failing to meet its contractual obligations may result in late deliveries and/or the value of the deposits is not realised from non delivery of equipment or delivery of equipment with reduced quality.  The Company attempts to mitigate this risk by procuring mining hardware from established suppliers and with whom the Company has existing relationships and knowledge of their reputation in the market.

*During the year ended March 31, 2025, the Company entered into a 100 MW power supply agreement with the National Administration of Electricity (“ANDE”) in Paraguay. The Company paid a $3.4 million security deposit for one month of estimated consumption of electric energy and power per terms of the agreement. On March 17, 2025, the Company acquired Zunz S.A. (Note 3), which held a 200 MW power supply agreement with ANDE. Under this agreement, Zunz S.A. was required to provide $19 million in deposits, of which $3.3 million had been paid at the time of acquisition. The Company paid the remaining $15.9 million on April 2, 2025. On October 20, 2025 Zunz S.A. entered into an additional 100 MW power supply agreement with ANDE and paid a $3.2 million security deposit for one month of estimated consumption of electric energy and power per terms of the agreement.

The Company has a commitment to pay for another two months of estimated consumption before sixty calendar days from the start of the supply or within 12 months following the signing of the 100 MW power supply agreement, whichever, occurs first. On August 29, 2025, the Company paid the remaining two month deposit totalling $6.4 million for energization of the site. In addition, the Company will need to provide a letter of credit, valid until April 1, 2028, for an amount equivalent to two months of estimated consumption of electric energy and power within 12 months of signing the power supply agreement. In an addendum to the power supply agreement dated June 20, 2025, the requirement for  a letter of credit was removed and no longer required.

**On August 1, 2025, the Company entered into an agreement with Bell Canada Inc. for lease of a 4 MW facility for a five year term which requires a security deposit of $5.8 million to cover recurring service fees and a one time license fee of $2.4 million. On December 15, 2025, the Company paid the deposit amount and license fee.